FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


Available Amount to Note Holders:                                                                       5,559,569.32

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                                    --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                                   --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                              698,256.82
          (b) Servicer Fees from current and prior Collection Period                                       43,930.17
          (c) Servicing Charges inadvertently deposited in Collection Account                                     --
(iv)      Current and unpaid Back-up Servicing Fees                                                         1,757.21
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                                    11,196.37
          Adjustment to prior month premium amount                                                                --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                         291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                           --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                                 --
          Adjustment to prior month Class A-1 Note Interest                                                       --
          Class A-2 Note Interest                                                                          32,829.00
          Class A-3 Note Interest                                                                         272,663.71
          Class A-4 Note Interest                                                                         202,342.75
(ix)      Class B-1 Note Interest                                                                          11,970.03
(x)       Letter of Credit Bank Fee and unpaid amounts                                                        956.21
(xi)      Class B-2 Note Interest                                                                          11,213.76
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                                 --
          Class A-2 Principal Distribution Amount                                                       3,929,890.73
          Class A-3 Principal Distribution Amount                                                                 --
          Class A-4 Principal Distribution Amount                                                                 --
(xiii)    Note Insurer Reimbursement Amount                                                                       --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                    85,432.41
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                    85,432.41
(xvi)     Letter of Credit Reimbursement Amount                                                                   --
(xvii)    Class B-3 Note Interest                                                                          12,169.97
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                    85,432.41
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                           --
(xx)      Letter of Credit Additional Reimbursement Amount                                                        --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                                    --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


(xxii)    Remaining Amount to Residual Holder                                                                     --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                                      --
          Class A-2 additional Principal Distribution Amount                                               69,285.11
          Class A-3 additional Principal Distribution Amount                                                      --
          Class A-4 additional Principal Distribution Amount                                                      --
          Class B-1 additional Principal Distribution Amount                                                1,506.20
          Class B-2 additional Principal Distribution Amount                                                1,506.20
          Class B-3 additional Principal Distribution Amount                                                1,506.20



          Reviewed By:



          ----------------------------------------------------------------------
          E. ROGER GEBHART
          SENIOR VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED NOVEMBER 1, 1999



                      Initial          Beginning          Base          Additional        Total            Ending          Ending
                     Principal         Principal        Principal        Principal      Principal         Principal      Certificate
   Class              Balance           Balance        Distribution    Distribution    Distribution        Balance         Factor
--------------    --------------     --------------    ------------    ------------    ------------    --------------    -----------
 Class A-1         32,998,000.00                 --              --              --              --                --    0.0000000
 Class A-2         85,479,000.00       6,203,905.20    3,929,890.73       69,285.11    3,999,175.84      2,204,729.36    0.0257926
 Class A-3         51,527,000.00      51,527,000.00              --              --              --     51,527,000.00    1.0000000
 Class A-4         38,238,000.00      38,238,000.00              --              --              --     38,238,000.00    1.0000000
                  --------------     --------------    ------------    ------------    ------------    --------------    ---------
 Total Class A    208,242,000.00      95,968,905.20    3,929,890.73       69,285.11    3,999,175.84     91,969,729.36    0.4416483
 Class B-1          4,527,000.00       2,086,280.55       85,432.41        1,506.20       86,938.61      1,999,341.95    0.4416483
 Class B-2          4,527,000.00       2,086,280.55       85,432.41        1,506.20       86,938.61      1,999,341.95    0.4416483
 Class B-3          4,527,000.00       2,086,280.55       85,432.41        1,506.20       86,938.61      1,999,341.95    0.4416483
                  --------------     --------------    ------------    ------------    ------------    --------------
 Total            221,823,000.00     102,227,746.85    4,186,187.95       73,803.70    4,259,991.65     97,967,755.20

ADCPB at end of Collection Period                                                                      101,160,783.08
                                                                                                       --------------
Excess of ending ADCPB over ending note balance                                                          3,193,027.89
Floor                                                                                                    4,527,025.86
                                                                                                       --------------
Difference                                                                                              (1,333,997.97)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of October 31, 1999                                           2,814,981.35
     Investment earnings on amounts in Collection Account                                            11,089.86
     Payments due Collection Account from last 3 business days of Collection Period                 852,319.32
     Additional contribution for terminated trade-ups and rebooked leases                                   --
     Servicer Advance on current Determination Date                                               1,881,178.79
                                                                                               ---------------
     Available Funds on Payment Date                                                              5,559,569.32
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                               ---------------
REMAINING AVAILABLE FUNDS                                                                         5,559,569.32
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                               ---------------
REMAINING AVAILABLE FUNDS                                                                         5,559,569.32
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                             698,256.82
     Unreimbursed Servicer Advances paid                                                            698,256.82
                                                                                               ---------------
     Unreimbursed Servicer Advances remaining unpaid                                                        --
                                                                                               ---------------
REMAINING AVAILABLE FUNDS                                                                         4,861,312.50
SERVICER FEES
     Servicer Fees due                                                                               43,930.17
     Servicer Fees paid                                                                              43,930.17
                                                                                               ---------------
     Servicer Fees remaining unpaid                                                                         --
                                                                                               ---------------
REMAINING AVAILABLE FUNDS                                                                         4,817,382.33
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                              --
                                                                                               ---------------
REMAINING AVAILABLE FUNDS                                                                         4,817,382.33
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                                        1,757.21
     Back-up Servicer Fees paid                                                                       1,757.21
                                                                                               ---------------
     Back-up Servicer Fees remaining unpaid                                                                 --
                                                                                               ---------------
REMAINING AVAILABLE FUNDS                                                                         4,815,625.13
PREMIUM AMOUNT
     Premium Amount due                                                                              11,196.37
     Premium Amount paid                                                                             11,196.37
                                                                                               ---------------
     Premium Amount remaining unpaid                                                                        --
                                                                                               ---------------
REMAINING AVAILABLE FUNDS                                                                         4,804,428.75
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                          291.67
     Indenture Trustee Fee paid                                                                         291.67
                                                                                               ---------------
     Indenture Trustee Fee remaining unpaid                                                                 --
                                                                                               ---------------
REMAINING AVAILABLE FUNDS                                                                         4,804,137.08

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                   --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                              75,000.00
                                                                                               ---------------
     Total Indenture Trustee Expenses paid                                                                  --
                                                                                               ---------------
     Indenture Trustee Expenses unpaid                                                                      --

REMAINING AVAILABLE FUNDS                                                                         4,804,137.08
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                --
     Class A-2 Note Interest                                                                         32,829.00
     Class A-3 Note Interest                                                                        272,663.71
     Class A-4 Note Interest                                                                        202,342.75
                                                                                               ---------------
     Total Class A Interest due                                                                     507,835.46
                                                                                               ---------------
REMAINING AVAILABLE FUNDS                                                                         4,296,301.63
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                     11,970.03
     Class B-1 Note Interest paid                                                                    11,970.03
                                                                                               ---------------
     Class B-1 Note Interest remaining unpaid                                                               --
                                                                                               ---------------
REMAINING AVAILABLE FUNDS                                                                         4,284,331.59
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                                      956.21
     Letter of Credit Bank Fee paid                                                                     956.21
                                                                                               ---------------
     Letter of Credit Bank Fee remaining unpaid                                                             --
                                                                                               ---------------
REMAINING AVAILABLE FUNDS                                                                         4,283,375.38
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                     11,213.76
     Class B-2 Note Interest paid                                                                    11,213.76
                                                                                               ---------------
     Class B-2 Note Interest remaining unpaid                                                               --
                                                                                               ---------------
REMAINING AVAILABLE FUNDS                                                                         4,272,161.62
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                               3,929,890.73
     Class A Note Principal Balance as of preceding Payment Date                                 95,968,905.20
                                                                                               ---------------
     Class A Base Principal Distribution Amount paid                                              3,929,890.73
                                                                                               ---------------
     Class A Base Principal Distribution Amount remaining unpaid                                            --

     Class A-1 Note Principal Balance as of preceding Payment Date                                          --
     Class A-1 Base Principal Distribution Amount paid                                                      --
                                                                                               ---------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                    --
                                                                                               ---------------

     Remaining Class A Base Principal Distribution Amount                                         3,929,890.73
                                                                                               ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date                                6,203,905.20
     Class A-2 Base Principal Distribution Amount paid                                            3,929,890.73
                                                                                               ---------------
     Class A-2 Note Principal Balance after distribution on Payment Date                          2,274,014.47

     Remaining Class A Base Principal Distribution Amount                                                   --
                                                                                               ---------------

     Class A-3 Note Principal Balance as of preceding Payment Date                               51,527,000.00
     Class A-3 Base Principal Distribution Amount paid                                                      --
                                                                                               ---------------
     Class A-3 Note Principal Balance after distribution on Payment Date                         51,527,000.00

     Remaining Class A Base Principal Distribution Amount                                                   --
                                                                                               ---------------

     Class A-4 Note Principal Balance as of preceding Payment Date                               38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                                      --
                                                                                               ---------------
     Class A-4 Note Principal Balance after distribution on Payment Date                         38,238,000.00

REMAINING AVAILABLE FUNDS                                                                           342,270.89

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                                   --
     Note Insurer Reimbursement Amount paid                                                                  --
                                                                                               ---------------
     Note Insurer Reimbursement Amount remaining unpaid                                                      --
REMAINING AVAILABLE FUNDS                                                                           342,270.89

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                2,086,280.55
     Class B-1 Base Principal Distribution due                                                       85,432.41
     Class B-1 Base Principal Distribution paid                                                      85,432.41
                                                                                               ---------------
     Class B-1 Base Principal Distribution remaining unpaid                                                 --
     Class B-1 Note Principal Balance after distribution on Payment Date                          2,000,848.14

REMAINING AVAILABLE FUNDS                                                                           256,838.48

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                2,086,280.55
     Class B-2 Base Principal Distribution due                                                       85,432.41
     Class B-2 Base Principal Distribution paid                                                      85,432.41
                                                                                               ---------------
     Class B-2 Base Principal Distribution remaining unpaid                                                 --
     Class B-2 Note Principal Balance after distribution on Payment Date                          2,000,848.14

REMAINING AVAILABLE FUNDS                                                                           171,406.08

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                                              --
     Letter of Credit Reimbursement Amount paid                                                             --
                                                                                               ---------------
     Letter of Credit Reimbursement Amount remaining unpaid                                                 --
REMAINING AVAILABLE FUNDS                                                                           171,406.08
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                     12,169.97
     Class B-3 Note Interest paid                                                                    12,169.97
                                                                                               ---------------
     Class B-3 Note Interest remaining unpaid                                                               --
                                                                                               ---------------
REMAINING AVAILABLE FUNDS                                                                           159,236.11

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                                2,086,280.55
     Class B-3 Base Principal Distribution due                                                       85,432.41
     Class B-3 Base Principal Distribution paid                                                      85,432.41
                                                                                               ---------------
     Class B-3 Base Principal Distribution remaining unpaid                                                 --
     Class B-3 Note Principal Balance after distribution on Payment Date                          2,000,848.14

REMAINING AVAILABLE FUNDS                                                                            73,803.70
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                            --
     Remaining Indenture Trustee Expenses paid                                                              --
                                                                                               ---------------
     Remaining Indenture Trustee Expenses unpaid                                                            --
REMAINING AVAILABLE FUNDS                                                                            73,803.70

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                                   --
     Additional Letter of Credit Reimbursement Amount paid                                                  --
                                                                                               ---------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                                      --
REMAINING AVAILABLE FUNDS                                                                            73,803.70

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                               --
     Other Amounts Due Servicer under Servicing Agreement paid                                              --
                                                                                               ---------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                  --
REMAINING AVAILABLE FUNDS                                                                            73,803.70

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                            1,407,801.67

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                           73,803.70

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                      73,803.70
     Adjusted Principal Distribution Sharing Ratio                                                     93.878%
                                                                                              ---------------
     Additional Principal Distribution to Class A                                                   69,285.11

     Class A Note Principal Balance after payment above                                         92,039,014.47
                                                                                              ---------------
     Class A additional Principal Distribution Amount paid                                          69,285.11
                                                                                              ---------------
     Excess cash after payment of additional Class A Principal Distribution                                --

     Class A-1 Note Principal Balance after payment above                                                  --
     Class A-1 additional Principal Distribution Amount paid                                               --
                                                                                              ---------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                   --
                                                                                              ---------------

     Remaining Class A additional Principal Distribution Amount                                     69,285.11
                                                                                              ---------------

     Class A-2 Note Principal Balance after payment above                                        2,274,014.47
     Class A-2 additional Principal Distribution Amount paid                                        69,285.11
                                                                                              ---------------
     Class A-2 Note Principal Balance after distribution on Payment Date                         2,204,729.36

     Remaining Class A additional Principal Distribution Amount                                            --
                                                                                              ---------------

     Class A-3 Note Principal Balance after payment above                                       51,527,000.00
     Class A-3 additional Principal Distribution Amount paid                                               --
                                                                                              ---------------
     Class A-3 Note Principal Balance after distribution on Payment Date                        51,527,000.00

     Remaining Class A additional Principal Distribution Amount                                            --
                                                                                              ---------------

     Class A-4 Note Principal Balance after payment above                                       38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                               --
                                                                                              ---------------
     Class A-4 Note Principal Balance after distribution on Payment Date                        38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                      73,803.70
     Adjusted Principal Distribution Sharing Ratio                                                      2.041%
                                                                                              ---------------
     Additional Principal Distribution to Class B-1                                                  1,506.20

     Class B-1 Note Principal Balance after payment above                                        2,000,848.14
     Class B-1 additional Principal Distribution paid                                                1,506.20
                                                                                              ---------------
     Class B-1 Note Principal Balance after distribution on Payment Date                         1,999,341.95

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                      73,803.70
     Adjusted Principal Distribution Sharing Ratio                                                      2.041%
                                                                                              ---------------
     Additional Principal Distribution to Class B-2                                                  1,506.20

     Class B-2 Note Principal Balance after payment above                                        2,000,848.14
     Class B-2 additional Principal Distribution paid                                                1,506.20
                                                                                              ---------------
     Class B-2 Note Principal Balance after distribution on Payment Date                         1,999,341.95

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                      73,803.70
     Adjusted Principal Distribution Sharing Ratio                                                      2.041%
                                                                                              ---------------
     Additional Principal Distribution to Class B-3                                                  1,506.20

     Class B-3 Note Principal Balance after payment above                                        2,000,848.14
     Class B-3 additional Principal Distribution paid                                                1,506.20
                                                                                              ---------------
     Class B-3 Note Principal Balance after distribution on Payment Date                         1,999,341.95

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

CALCULATION OF BASE PRINCIPAL AMOUNT

      ADCPB, beginning of Collection Period                                                     105,432,403.44
      ADCPB, end of Collection Period                                                           101,160,783.08
                                                                                               ---------------
      Base Principal Amount                                                                       4,271,620.36

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                             2,086,797.38
      Servicing Advances collected during the current Collection Period                           1,388,540.56
                                                                                               ---------------
      Unreimbursed Servicing Advances as of current Determination Date                              698,256.82



CALCULATION OF INTEREST DUE

                   Beginning                                Current                                   Total
                   Principal           Interest             Interest            Overdue             Interest
  Class            Balance               Rate                 Due               Interest               Due
----------     ---------------      ---------------      ---------------     ---------------     ---------------
Class A-1                   --               5.7325%                  --                  --                  --
Class A-2         6,203,905.20               6.3500%           32,829.00                  --           32,829.00
Class A-3        51,527,000.00               6.3500%          272,663.71                  --          272,663.71
Class A-4        38,238,000.00               6.3500%          202,342.75                  --          202,342.75
Class B-1         2,086,280.55               6.8850%           11,970.03                  --           11,970.03
Class B-2         2,086,280.55               6.4500%           11,213.76                  --           11,213.76
Class B-3         2,086,280.55               7.0000%           12,169.97                  --           12,169.97
                --------------                           ---------------     ---------------     ---------------
                102,227,746.85               6.3762%          543,189.22                  --          543,189.22



CALCULATION OF PRINCIPAL DUE

                    Base                  Base                                   Total
                  Principal             Principal           Overdue            Principal
  Class          Amount Pct.             Amount            Principal              Due
----------     ---------------      ---------------     ---------------     ---------------
Class A                   92.0%        3,929,890.73                  --        3,929,890.73
Class B-1                  2.0%           85,432.41                  --           85,432.41
Class B-2                  2.0%           85,432.41                  --           85,432.41
Class B-3                  2.0%           85,432.41                  --           85,432.41
                                    ---------------     ---------------     ---------------
                                       4,186,187.95                  --        4,186,187.95


CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                                   105,432,403.44
      Servicer Fee Rate                                                                                 0.500%
      One-twelfth                                                                                        1/12
                                                                                              ---------------
      Servicer Fee due current period                                                               43,930.17
      Prior Servicer Fee arrearage                                                                         --
                                                                                              ---------------
      Servicer Fee due                                                                              43,930.17

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                                   105,432,403.44
      Back-up Servicer Fee Rate                                                                         0.020%
      One-twelfth                                                                                        1/12
                                                                                              ---------------
      Back-up Servicer Fee due Current Period                                                        1,757.21
      less overpayment from prior period                                                                   --
      Prior Back-up Servicer Fee Arrearage                                                                 --
                                                                                              ---------------
      Back-up Servicer Fee due                                                                       1,757.21

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period                95,968,905.20
      Premium Rate                                                                                      0.140%
      One-twelfth                                                                                        1/12
                                                                                              ---------------
      Premium Amount due Current Period                                                             11,196.37
      Prior Premium Amount arrearage                                                                       --
                                                                                              ---------------
      Total Premium Amount due                                                                      11,196.37

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                         291.67
      Prior Indenture Trustee Fee arrearage                                                                --
                                                                                              ---------------
      Total Indenture Trustee Fee due                                                                  291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)            2,086,280.55
      Letter of Credit Bank Fee Rate                                                                     0.55%
      One-twelfth                                                                                        1/12
                                                                                              ---------------
      Letter of Credit Bank Fee due Current Period                                                     956.21
      Letter of Credit Bank Fee arrearage                                                                  --
                                                                                              ---------------
      Total Letter of Credit Bank Fee arrearage due                                                    956.21

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                             --
      Prior Letter of Credit Reimbursement Amount arrearage                                                --
                                                                                              ---------------
      Total Letter of Credit Reimbursement Amount due                                                      --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                       --
      Prior Indenture Trustee Expenses arrearage                                                           --
                                                                                              ---------------
      Total Indenture Trustee Expenses due                                                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                                  --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                                     --
                                                                                              ---------------
      Total Additional Letter of Credit Reimbursement Amount due                                           --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                                --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                               --
                                                                                              ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                           --

FLOOR CALCULATION
      Initial ADCPB                                                                            226,351,292.85
      Floor percent                                                                                      2.00%
                                                                                              ---------------
      Floor                                                                                      4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                               101,160,783.08

      Aggregate Note Balances prior to any payment on current Payment Date                     102,227,746.85
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                    3,929,890.73
      Class B-1                                                                                     85,432.41
      Class B-2                                                                                     85,432.41
      Class B-3                                                                                     85,432.41
                                                                                              ---------------
      Total Base Principal Amount distributions on current payment date                          4,186,187.95
                                                                                              ---------------
      Aggregate Note Balance after payment of Base Principal Amount                             98,041,558.90
                                                                                              ---------------
      Excess of ADCPB over Ending Note Balances                                                  3,119,224.19

      Difference between excess and floor                                                        1,407,801.67

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


RESTRICTING EVENT DETERMINATION:
                                                                                         Yes/No
                                                                                         ------
A) Event of Servicer Termination (Yes/No)                                                  No
B) Note Insurer has Made a Payment (Yes/No)                                                No
C) Gross Charge Off Event has Occurred (Yes/No)                                            No
D) Delinquency Trigger Event has Occurred (Yes/No)                                         No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                         Yes/No
                                                                                         ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                  No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                             No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                              Event                                               Yes/No
-------               ------------------------------------------------------             ------
6.01(i)               Failure to make payment required                                     No

6.01(ii)              Failure to submit Monthly Statement                                  No

6.01(iii)             Failure to Observe Covenants in Servicing Agreement                  No

6.01(iv)              Servicer consents to appointment of custodian, receiver,
                      etc.                                                                 No

6.01(v)               Servicer files a voluntary petition for bankruptcy                   No

6.01(vi)              Order of judgement in excess of $500,000                             No

6.01(vii)             Petition under bankruptcy laws against Servicer is not
                      stayed, withdrawn or dismissed within 60 day                         No

6.01(viii)            Assignment by Servicer to a delegate its rights under
                      Servicing Agreement                                                  No

6.01(ix)              Servicer Trigger Event as contained in the Insurance
                      Agreement has occurred.                                              No